UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23384

EAGLE POINT INCOME COMPANY INC.

(Exact name of Registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and Address of Agent for Service)

Copies to:

Thomas J. Friedmann

Philip T. Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: September 30, 2019

Item 1. Schedule of Investments.

EAGLE POINT INCOME COMPANY INC.

SCHEDULE OF INVESTMENTS

As of September 30, 2019

(expressed in U.S. dollars)

(Unaudited)

Issuer(1)	Investment (2)	Acquisition Date(3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Debt (5)
United States
Apidos CLO XXIX, Ltd.	CLO Secured Note - Class D (7.53% due 7/25/30)	10/04/18	$5,900,000	$5,718,296	$5,344,220	4.61%
Ares XLV CLO Ltd.	CLO Secured Note - Class E (8.40% due 10/15/30)	05/30/19	800,000	785,434	759,440	0.65%
Assurant CLO IV, Ltd.	CLO Secured Note - Class E (9.28% due 4/20/30)	06/05/19	2,025,000	2,020,440	2,024,798	1.75%
Barings CLO Ltd. 2018-II	CLO Secured Note - Class D (7.85% due 4/15/30)	10/04/18	3,650,000	3,606,894	3,321,135	2.86%
Barings CLO Ltd. 2018-IV	CLO Secured Note - Class E (8.12% due 10/15/30)	10/26/18	750,000	746,462	691,575	0.60%
Battalion CLO XI Ltd.	CLO Secured Note - Class E (8.26% due 10/24/29)	10/04/18	4,600,000	4,502,730	4,433,480	3.82%
Battalion CLO XII Ltd.	CLO Secured Note - Class E (8.21% due 5/17/31)	10/04/18	1,458,000	1,405,243	1,339,173	1.15%
Black Diamond CLO 2016-1, Ltd.	CLO Secured Note - Class D-R (7.87% due 4/26/31)	10/04/18	1,050,000	980,949	874,545	0.75%
Black Diamond CLO 2017-1, Ltd.	CLO Secured Note - Class D (8.88% due 4/24/29)	10/04/18	3,600,000	3,590,984	3,405,600	2.94%
Canyon CLO 2019-1, Ltd.	CLO Secured Note - Class E (9.29% due 4/15/32)	08/16/19	3,000,000	2,912,534	2,863,200	2.47%
Carlyle US CLO 2018-1, Ltd.	CLO Secured Note - Class D (8.03% due 4/20/31)	10/04/18	550,000	548,284	491,150	0.42%
Carlyle US CLO 2018-2, Ltd.	CLO Secured Note - Class D (7.55% due 10/15/31)	10/04/18	3,750,000	3,633,634	3,325,125	2.87%
Carlyle US CLO 2019-1, Ltd.	CLO Secured Note - Class D (9.32% due 4/20/31)	08/19/19	2,100,000	2,045,781	2,032,800	1.75%
CIFC Funding 2015-I, Ltd.	CLO Secured Note - Class E-RR (8.28% due 1/22/31)	10/04/18	2,600,000	2,555,175	2,419,820	2.09%
CIFC Funding 2015-II, Ltd.	CLO Secured Note - Class E-R (7.60% due 4/15/27)	10/04/18	2,800,000	2,800,000	2,704,800	2.33%
CIFC Funding 2018-I, Ltd.	CLO Secured Note - Class E (7.30% due 4/18/31)	10/04/18	3,675,000	3,492,303	3,283,613	2.83%
CIFC Funding 2018-II, Ltd.	CLO Secured Note - Class D (8.13% due 4/20/31)	10/04/18	950,000	933,655	896,515	0.77%
CIFC Funding 2018-IV, Ltd.	CLO Secured Note - Class E (10.00% due 10/17/31)	05/22/19	2,000,000	1,839,194	1,750,800	1.51%
CIFC Funding 2019-III, Ltd.	CLO Secured Note - Class D (9.23% due 7/16/32)	05/14/19	1,900,000	1,870,233	1,875,110	1.62%
CIFC Funding 2019-V, Ltd.	CLO Secured Note - Class D (9.00% due 10/15/32)	08/09/19	5,500,000	5,390,290	5,408,700	4.66%
Cook Park CLO, Ltd.	CLO Secured Note - Class E (7.70% due 4/17/30)	10/04/18	1,000,000	982,099	905,600	0.78%
Dryden 37 Senior Loan Fund, Ltd.	CLO Secured Note - Class E-R (7.45% due 1/15/31)	10/04/18	500,000	481,281	443,750	0.38%
Dryden 64 CLO, Ltd.	CLO Secured Note - Class E (7.90% due 4/18/31)	10/04/18	1,300,000	1,280,731	1,192,750	1.03%
LCM XVIII, L.P.	CLO Secured Note - Class E-R (8.23% due 4/20/31)	10/04/18	600,000	598,183	545,940	0.47%
Madison Park Funding XXVII, Ltd.	CLO Secured Note - Class D (7.28% due 4/20/30)	10/04/18	1,250,000	1,157,417	1,109,125	0.96%
Madison Park Funding XLII, Ltd.	CLO Secured Note - Class E (8.31% due 11/21/30)	08/15/19	1,400,000	1,330,880	1,317,540	1.14%
Marathon CLO IX, Ltd.	CLO Secured Note - Class D (8.35% due 4/15/29)	10/04/18	4,050,000	3,992,790	3,485,025	3.01%
Marathon CLO XIII, Ltd.	CLO Secured Note - Class D (9.33% due 4/15/32)	06/04/19	3,500,000	3,327,570	3,244,500	2.80%
Octagon Investment Partners 37, Ltd.	CLO Secured Note - Class D (7.68% due 7/25/30)	10/04/18	1,200,000	1,174,076	1,077,840	0.93%
Octagon Investment Partners 38, Ltd.	CLO Secured Note - Class D (7.98% due 7/20/30)	10/04/18	3,300,000	3,229,257	3,022,800	2.61%
Octagon Investment Partners 39, Ltd.	CLO Secured Note - Class E (8.03% due 10/20/30)	10/24/18	950,000	941,917	877,895	0.76%
Octagon Investment Partners 41, Ltd.	CLO Secured Note - Class E (9.50% due 4/15/31)	07/18/19	1,250,000	1,239,167	1,226,250	1.06%
Octagon Investment Partners 43, Ltd.	CLO Secured Note - Class E (8.69% due 10/25/32)	08/02/19	5,200,000	5,096,340	5,096,000	4.39%
OZLM XXI, Ltd.	CLO Secured Note - Class D (7.82% due 1/20/31)	10/04/18	4,150,000	4,045,204	3,672,750	3.17%
Palmer Square CLO 2018-1, Ltd.	CLO Secured Note - Class D (7.45% due 4/18/31)	05/30/19	570,000	529,305	517,731	0.45%
Rockford Tower CLO 2017-3, Ltd.	CLO Secured Note - Class E (8.03% due 10/20/30)	10/04/18	3,750,000	3,717,752	3,543,750	3.06%
Rockford Tower CLO 2018-2, Ltd.	CLO Secured Note - Class E (8.28% due 10/20/31)	10/04/18	3,750,000	3,737,885	3,587,625	3.09%
TICP CLO VII, Ltd.	CLO Secured Note - Class E (8.81% due 7/15/29)	09/27/19	2,600,000	2,554,500	2,555,800	2.20%
TICP CLO IX, Ltd.	CLO Secured Note - Class E (7.88% due 1/20/31)	08/22/19	2,500,000	2,317,611	2,326,500	2.01%
Vibrant CLO VI, Ltd.	CLO Secured Note - Class E (7.91% due 6/20/29)	10/04/18	4,100,000	4,028,361	3,685,490	3.18%
Vibrant CLO VIII, Ltd.	CLO Secured Note - Class D (8.03% due 1/20/31)	10/04/18	1,750,000	1,695,284	1,530,375	1.32%
York CLO-2 Ltd.	CLO Secured Note - Class E-R (7.93% due 1/22/31)	05/16/19	1,605,000	1,506,505	1,478,365	1.27%
				100,342,630	95,689,000	82.52%
CLO Equity (6)(7)
United States
Marathon CLO XIII, Ltd.	CLO Subordinated Note (14.05% due 4/15/32)	06/04/19	5,300,000	4,889,250	3,960,110	3.41%
Octagon Investment Partners 43, Ltd.	CLO Income Note (12.28% due 10/25/32)	08/02/19	5,750,000	4,968,575	4,941,695	4.26%
Venture 37 CLO, Limited	CLO Subordinated Note (16.87% due 7/15/32)	05/21/19	5,200,000	4,680,000	4,302,627	3.71%
				14,537,825	13,204,432	11.38%

Total investments, at fair value as of September 30, 2019	$114,880,455	$108,893,432	93.90%

Net assets above (below) fair value of investments		7,074,864

Net assets as of September 30, 2019		$115,968,296

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, we would be presumed to "control" an issuer if we owned 25% or more of its voting securities.

(2)	All investments are restricted and categorized as structured finance securities.

(3)	Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company (Note 1).

(4)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors.

(5)	CLO debt positions reflect the coupon rates as of September 30, 2019. The interest income from CLO debt positions is expected to be received in cash.

(6)	The fair value of CLO equity investments were determined using significant, unobservable inputs (Note 3).

(7)	CLO income and subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The estimated yield and investment cost may ultimately not be realized. As of September 30, 2019, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 14.35%.

See accompanying notes to the schedule of investments

EAGLE POINT INCOME COMPANY INC.

NOTES TO SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

(UNAUDITED)

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company primarily focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments. In addition, the Company may invest up to 20% of its total assets (at the time of investment) in unrated CLO equity securities (primarily via minority ownership positions). The Company’s common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

The Company was initially formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company. The Company commenced operations on October 4, 2018, the date Eagle Point Income Management LLC (the “Adviser”) contributed $100,000 in exchange for 100 units of the Company and Cavello Bay Reinsurance Limited (“Cavello Bay” and collectively with the Adviser, the “Members”) contributed to the Company, at fair value, the entire portfolio of BB-rated CLO debt it held in a separately managed account managed by an affiliate of the Adviser, totaling $75,051,650, inclusive of accrued interest of $1,371,697, in exchange for 75,051.65 units of the Company.

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Members became stockholders of Eagle Point Income Company Inc. In connection with the Conversion, the Members converted 75,151.65 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 3,769,596 shares and an effective conversion rate of approximately 50.15985069 per unit.

On July 23, 2019, the Company priced its initial public offering (the “IPO”) and sold an additional 1,200,000 shares of its common stock at a public offering price of $19.89 per share. On July 24, 2019, the Company’s shares began trading on the NYSE. On August 2, 2019, the Company sold an additional 162,114 shares pursuant to the exercise by the underwriters of the over-allotment option granted to them in connection with the IPO at a public offering price of $19.89 per share.

On October 3, 2018, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo. The principal business address of Wells Fargo is 9062 Old Annapolis Road, Columbia, Maryland 21045.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

EAGLE POINT INCOME COMPANY INC.

NOTES TO SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

(UNAUDITED)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the schedule of investments are measured and presented in United States dollars.

Use of Estimates

The preparation of schedule of investments in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the schedule of investments and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in a bank account which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the account is held in order to manage any risk associated with such account. No cash equivalent balances were held as of September 30, 2019.

Valuation of Investments

The most significant estimate inherent in the preparation of the schedule of investments is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the schedule of investments at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.
•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

EAGLE POINT INCOME COMPANY INC.

NOTES TO SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

(UNAUDITED)

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability).

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt and CLO equity, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting. Interest income from CLO debt positions is expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for CLO debt securities.

CLO equity investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

EAGLE POINT INCOME COMPANY INC.

NOTES TO SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

(UNAUDITED)

Prepaid Expenses

Prepaid expenses consist of insurance premiums. Insurance premiums are amortized over the term of the current policy.

Organizational Expenses

Organizational expenses when incurred, are reflected on the statement of operations in accordance with guidance noted in FASB ASC Topic 720-15-25 Other Expenses – Start Up Costs – Recognition.

Offering Expenses

Offering expenses associated with the successful sale of shares of common stock are charged to paid-in capital in accordance with guidance noted in FASB ASC Topic 946-20-25-5 Investment Companies – Investment Company Activities – Recognition at the time of the sale during the period.

Payments by Affiliates

Contributions made by affiliates of the Adviser in connection with the Company’s private placement of shares of common stock in May 2019 are reflected within paid-in capital and accounted for as payments by affiliates, which follows the guidance noted in FASB ASC Topic 946-20-25 Investment Companies – Investment Company Activities - Recognition.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized capital gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes.

As of September 30, 2019, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$114,880,455
Gross unrealized appreciation	37,834
Gross unrealized depreciation	(6,024,857)
Net unrealized depreciation	$(5,987,023)

For the nine months ended September 30, 2019, the Company incurred $67,500 in Delaware franchise tax expense, $37,500 of which was reimbursed to the Company by the Adviser and is not subject to recoupment.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly at the time of a successful public offering. Distributions payable to common stockholders are recorded as a liability on record date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

EAGLE POINT INCOME COMPANY INC.

NOTES TO SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

(UNAUDITED)

In addition to the regular distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net taxable income over the Company’s aggregate regular distributions paid during the year.

For the nine months ended September 30, 2019, the Company declared and paid distributions on common stock of $1,729,050 or $0.2873 per share.

The characterization of distributions paid to stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2019:

Fair Value Measurement
	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$95,689,000	$-	$95,689,000
CLO Equity	$-	$-	$13,204,432	$13,204,432
Total Investments, at Fair Value	$-	$95,689,000	$13,204,432	$108,893,432

The changes in investments classified as Level III are as follows for the nine months ended September 30, 2019:

Change in Investments Classified as Level III
	CLO Equity	Total
Beginning Balance at January 1, 2019	$-	$-
Purchases of investments	14,537,825	14,537,825
Proceeds from sales or maturity of investments	-	-
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(1,333,393)	(1,333,393)
Balance as of September 30, 2019
	$13,204,432	$13,204,432
Change in unrealized appreciation (depreciation) on investments still held as of Septemeber 30, 2019	$(1,333,393)	$(1,333,393)

The net realized gains (losses) recorded for Level III investments, if any, are reported in the net realized gain (loss) on investments balance in the statement of operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the statement of operations.

The change in unrealized depreciation on Level III investments still held as of September 30, 2019 was $(1,333,393).

EAGLE POINT INCOME COMPANY INC.

NOTES TO SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

(UNAUDITED)

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of CLO Equity

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate fair value of each CLO equity investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of September 30, 2019. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of September 30, 2019.

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of September 30, 2019	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$13,204,432	Discounted Cash Flows	Constant Default Rate	2.00%
			Constant Prepayment Rate	25.00%
			Reinvestment Spread	3.73%
			Reinvestment Price	99.50%
			Recovery Rate	69.90%
			Yield to Maturity	12.42% - 20.66% / 17.35%

Increases (decreases) in the constant default rate, reinvestment price and yield to maturity in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

EAGLE POINT INCOME COMPANY INC.

NOTES TO SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

(UNAUDITED)

Market Risk

Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in junior debt and equity tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results.

LIBOR Risk

The CLO equity and debt securities in which the Company invests and earns interest at, and CLOs in which it invests typically obtain financing at a floating rate based on LIBOR.

EAGLE POINT INCOME COMPANY INC.

NOTES TO SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

(UNAUDITED)

On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR rates after 2021 (the “FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average (“SONIA”) must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been a few issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

At this time, it is not possible to predict the effect of the FCA Announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Company’s net investment income cannot yet be determined.

As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying asset of the CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invest.

If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities.

Low Interest Rate Environment

As of the date of the schedule of investments interest rates in the United States remain relatively low, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty.

Leverage Risk

The Company may incur leverage through the Credit Facility, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

EAGLE POINT INCOME COMPANY INC.

NOTES TO SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

(UNAUDITED)

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes junior debt and equity investments in CLOs, which involve a number of significant risks. CLOs are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the Company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in those circumstances.

Low Or Unrated Debt Securities Risks

The Company invests primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to CDO tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

Item 2. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Chief Executive Officer (the Registrant’s principal executive officer) and Chief Financial Officer (the Registrant’s principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Filed as exhibits herewith are separate certifications for the Chief Executive Officer and the Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INCOME COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	November 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	November 19, 2019

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer

Date:	November 19, 2019